Pro Forma Financial Statements.

Unaudited Condensed Pro Forma Combined Financial Information

The accompanying unaudited pro forma financial information for the consolidated financial statements for the interim period ended September 30, 2012 and 2011 presents the historical financial information of the accounting acquirer. The pro forma financial information is presented for information purposes only. Such information is based upon the standalone historical results of each company and does not reflect the actual results that would have been reported had the acquisition been completed when assumed, nor is it indicative of the future results of operations for the combined enterprise.

The following represents condensed pro forma revenue and earnings information for the interim period ended September 30, 2012 and 2011 as if the acquisition of Trig Acquisition 1, Inc. and the recapitalization had occurred on the first day of the period.

	Unaudited, Pro forma Nine Months Ended
	September 30, 2012	September 30, 2011
Revenues	$968,533	$1,099,337

Net Income (Loss) applicable to common shareholders	$(1,595,004)	$(325,721)

Earnings per share	$(0.19)	$(0.05)

Weighted Average Shares Outstanding	8,442,300	6,120,000

The unaudited, pro forma information depicted above reflect the impacts of expenses incurred in connection with the recapitalization.

Unaudited Pro-Forma Financial Information

The accompanying unaudited pro forma financial information for the consolidated financial statements for the years ended December 31, 2011 and 2010 present the historical financial information of the accounting acquirer. The pro forma financial information is presented for information purposes only. Such information is based upon the standalone historical results of each company and does not reflect the actual results that would have been reported had the acquisition been completed when assumed, nor is it indicative of the future results of operations for the combined enterprise.

The following represents condensed pro forma revenue and earnings information for the years ended December 31, 2011 and 2010 as if the acquisition of Trig Acquisition 1, Inc. and the recapitalization had occurred on the first day of each of the fiscal years.

The unaudited, pro forma information depicted above reflect the impacts of expenses incurred in connection with the recapitalization.

	Unaudited, Pro forma Year Ended
	December 31, 2011	December 31, 2010
Revenues	$1,422,064	$914,612

Net Income (Loss) applicable to common shareholders	$(339,321)	$(182,864)

Earnings per share	$(0.06)	$(0.03)

Weighted Average Shares Outstanding	6,120,000	6,120,000

INTRODUCTION TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

On October 18, 2012 (the “Closing Date”), Trig Acquisition 1, Inc. (the “Company”) entered into a share exchange agreement (the “Exchange Agreement”) by and among (i) the Company, (ii) Grilled Cheese, Inc., a California corporation, (“Grilled Cheese”), (iii) GCT, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“GCT”); (iv) David Danhi, the majority shareholder of Grilled Cheese (“Majority Shareholder”) and (v) Michelle Grant, the minority shareholder of Grilled Cheese (“Minority Shareholder”, together with the Majority Shareholder, the “Grilled Cheese Shareholders”). Pursuant to the terms of the Exchange Agreement: (1) the Majority Shareholder transferred to GCT all of the shares of Grilled Cheese held by such shareholder in exchange for the issuance of 4,275,000 shares of the Company’s common stock, par value $.001 per share (each a “Share” and collectively, the “Common Stock”); and (2) the Minority Shareholder transferred all of the shares of Grilled Cheese held by the Minority Shareholder in exchange for $500,000 and 845,000 shares of the Company’s Common Stock (the “Share Exchange”).

The unaudited pro forma consolidated balance sheet of the Registrant as of September 30, 2012 is presented as if the acquisition occurred as of date of the Balance Sheet. The unaudited pro forma consolidated statement of operations of the Registrant for the nine month period ended September 30, 2012 give effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transactions occurred as of the earliest date of the period presented.

The unaudited pro forma consolidated statement of operations of the Registrant for the year ended December 31, 2011 give effect to the acquisition and certain adjustments that are directly attributable to the acquisition as if the transactions occurred as of the earliest date of the period presented.

In the opinion of the Registrant and the management of Grilled Cheese, Inc., all adjustments and/or disclosures necessary for a fair presentation of the pro forma data have been made. These pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the Acquisition actually been consummated as of the dates indicated or of the results that may be obtained in the future.

These pro forma consolidated financial statements and notes thereto should be read in conjunction with the Registrant’s financial statements and the notes thereto as of and for the year ended December 31, 2011 and the nine month period ended September 30, 2012.

(A) BASIS OF PRESENTATION

The unaudited pro forma consolidated financial statements have been prepared to reflect stock recapitalization of the Registrant and Grilled Cheese, Inc. These unaudited pro forma consolidated financial statements are based on the historical financial statements of the Registrant and Grilled Cheese, Inc.. The historical financial statements of the Registrant and Grilled Cheese, Inc. have been prepared in conformity with US GAAP.

Pro Forma Balance Sheet as of 9/30/12	TRIG Acquisition 1, Inc.	Grilled Cheese, Inc	Pro Forma Adjustments		Pro Forma Combined

Assets
Cash and cash equivalents:
Cash and cash equivalents	$-	77,191	400,000	A, B	477,191
Other current assets	-	13,801	-		13,801
Total Current Assets	-	90,992	400,000		490,992
Property and equipment, net	-	29,523	-		29,523
Other assets	-	5,000	150,000	B	155,000
Total Assets	$-	125,515	550,000		675,515

Liabilities and Stockholders’ Equity
Accrued compensation payable	$-	22,549	-		22,549
Short term debt	177,245		-		177,245
Accounts payable and accrued expenses	445,726	45,786	-		491,512
Total Current Liabilities	622,971	68,335			691,306
Long term note	-	36,158	947,561	B	983,719
Total Liabilities	622,971	104,493	947,561		1,675,025

Stockholders’ Equity
Common stock	3,323	3,000	1,797	A	8,120
Preferred stock	-	-	-	A	-
Additional paid-in capital	1,010,538	17,966	(1,638,629)	A	(610,125)
	-	-	(500,000)	A	(500,000)
				A
			102,439	B	102,439
Accumulated deficit	(1,636,832)	56	1,636,832	A	56
Total common stockholders’ equity	(622,971)	21,022	(397,561)		(999,510)
Non-controlling interest	-	-	-		-
Total Stockholders’ Equity	(622,971)	21,022	(397,561)		(999,510)
Total Liabilities and Stockholders’ Equity	$-	125,515	550,000		675,515

				Additional
		Preferred	Common	Paid-in	Accumulated
		Stock	Stock	Capital	Deficit	Total
	Stockholders' equity
A	Issuance of 4,275,000 Trig Shares, par value $0.001	-	4,275	(4,275)		-
	Issuance of 845,000 Trig Shares, par value $0.001	-	845	(845)	-	-
	Payment to GCT minority holder of $500,000 for GCT shares			(500,000)	-	(500,000)
	Eliminate Trig preferred and common stock, additional paid in capital and accumulated deficit	-	(3,323)	(1,633,509)	1,636,832	-
		-	1,797	(2,138,629)	1,636,832	(500,000)

		Long			Additional
		Term	Debt		Paid-in	Other
		Debt	Discount	Cash	Capital	Assets

B	Private Placement Offering		-			-
	Issuance of Convertible Notes 10% coupon and $1.00 conversion price	(1,050,000)	-	1,050,000	-
	Estimated legal and consulting cost related to the Private Placement		-	-		150,000
	Issuance of warrants concurrent with the notes		(102,439)	-	102,439	-
		(1,050,000)	(102,439)	1,050,000	102,439	150,000

Reconciliation of Common Stock Outstanding

Shares Outstanding September 30, 2012 - Pre Merger	3,322,500
Cancellation of shares per merger agreement	(200)
Shares Issued to existing stock holders in connection with share exchange	5,120,000
Shares Outstanding September 30, 2012- Post Merger	8,442,300

Pro Forma Income Statement for the Period Ended 9/30/12	TRIG Acquisition 1, Inc.	Grilled Cheese, Inc	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Food and beverage sales	$-	$968,533	$-		$968,533

Cost of sales
Food and beverage	-	263,733	-		263,733
Food and truck expenses	-	321,826	-		321,826
Commissary kitchen expenses	-	41,621	-		41,621
Total cost of sales	-	627,180	-		627,180

Operating margin	-	341,353	-		341,353

Expenses:
General and administrative	1,252,440	339,308	-		1,591,748
Total expenses	1,252,440	339,308	-		1,591,748

Interest expense, net	201,719	1,130	141,860	A	344,709

Income before provision for income tax	(1,454,159)	915	(141,860)		(1,595,104)

Provision for income tax		(100)			(100)

Net income	$(1,454,159)	$1,015	$(141,860)		$(1,595,004)

Earnings per share - basic and dilutive	$(0.44)	$5.08	$(0.03)		$(0.19)

Weighted Average Shares Outstanding	3,322,500	200	5,119,600		8,442,300

A	Interest expense on convertible debt	Total Interest Expense
	Face value of convertible debt $1,050,000 multiplied by coupon of 10% x 9 months	$78,750
	Amortization of Debt Discount (9 out of 36 months)	63,110
	Total	$141,860

Pro Forma Balance Sheet as of 12/31/11	TRIG Acquisition 1, Inc.	Grilled Cheese, Inc	Pro Forma Adjustments		Pro Forma Combined

Assets
Cash and cash equivalents:
Cash and cash equivalents	$14,774	67,777	385,226	A, B	467,777
Other current assets	-	13,986	-		13,986
Total Current Assets	14,774	81,763	385,226		481,763
Property and equipment, net	-	36,712	-		36,712
Other assets	-	5,000	150,000	B	155,000
Total Assets	$14,774	123,475	535,226		673,475

Liabilities and Stockholders’ Equity
Accrued compensation payable	$-	17,232	-		17,232
Accounts payable and accrued expenses	3,289	45,536	-		48,825
Total Current Liabilities	3,289	62,768	-		66,057
Long term note	-	40,700	947,561	B	988,261
Total Liabilities	3,289	103,468	947,561		1,054,318

Stockholders’ Equity
Common stock	1,000	3,000	4,120	A	8,120
Preferred stock	400	-	(400)	A	-
Additional paid-in capital	192,758	17,966	(201,167)	A	9,557
	-	-	(500,000)	A	(500,000)
			102,439	B	102,439
Accumulated deficit	(182,673)	(959)	182,673	A	(959)
Total common stockholders’ equity	11,485	20,007	(412,335)		(380,843)
Non-controlling interest	-	-	-		-
Total Stockholders’ Equity	11,485	20,007	(412,335)		(380,843)
Total Liabilities and Stockholders’ Equity	$14,774	123,475	535,226		673,475

				Additional
		Preferred	Common	Paid-in	Accumulated
		Stock	Stock	Capital	Deficit	Total
	Stockholders' equity
A	Issuance of 4,275,000 Trig Shares, par value $0.001	-	4,275	(4,275)		-
	Issuance of 845,000 Trig Shares, par value $0.001	-	845	(845)	-	-
	Payment to GCT minority holder of $500,000 for GCT shares			(500,000)	-	(500,000)
	Eliminate Trig preferred and common stock, additional paid in capital and accumulated deficit	(400)	(1,000)	(196,047)	182,673	(14,774)
		(400)	4,120	(701,167)	182,673	(514,774)

		Long			Additional
		Term	Debt		Paid-in	Other
		Debt	Discount	Cash	Capital	Assets

B	Private Placement Offering		-			-
	Issuance of Convertible Notes 10% coupon and $1.00 conversion price	(1,050,000)	-	1,050,000	-
	Estimated legal and consulting cost related to the Private Placement		-	-		150,000
	Issuance of warrants concurrent with the notes		(102,439)	-	102,439	-
		(1,050,000)	(102,439)	1,050,000	102,439	150,000

Reconciliation of Common Stock Outstanding

Shares Outstanding December 31, 2011 - Pre Merger	1,000,200
Cancellation of shares per merger agreement	(200)
Shares Issued to existing stock holders in connection with share exchange	5,120,000
Shares Outstanding December 31, 2011 - Post Merger	6,120,000

Pro Forma Income Statement for the Year Ended 12/31/11	TRIG Acquisition 1, Inc.	Grilled Cheese, Inc	Pro Forma Adjustments		Pro Forma Combined

Revenues:
Food and beverage sales	$-	$1,422,064	$-		$1,422,064

Cost of sales
Food and beverage	-	410,199	-		410,199
Food and truck expenses	-	541,186	-		541,186
Commissary kitchen expenses	-	118,701	-		118,701
Total cost of sales	-	1,070,086	-		1,070,086

Operating margin	-	351,978	-		351,978

Expenses:
General and administrative	170,185	330,236	-		500,421
Total expenses	170,185	330,236	-		500,421

Interest expense, net		1,432	189,146	A	190,578

Income before provision for income tax	(170,185)	20,310	(189,146)		(339,021)

Provision for income tax		300			300

Net income	$(170,185)	$20,010	$(189,146)		$(339,321)

Earnings per share - basic and dilutive	$(0.17)	$100.05	$(0.04)		$(0.06)

Weighted Average Shares Outstanding	1,000,000	200	5,119,800		6,120,000

A	Interest expense on convertible debt	Total Interest Expense
	Face value of convertible debt $1,050,000 multiplied by coupon of 10%	$105,000
	Amortization of Debt Discount (12 out of 36 months)	84,146
	Total	$189,146